UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Lockheed Martin Corporation held its Annual Meeting of Stockholders on April 26, 2018. Of the 285,824,182 shares outstanding and entitled to vote (as of the February 23, 2018 record date), 262,601,709 shares were represented at the meeting, or a 91.9% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 - Election of Directors
Elected the following eleven individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2019 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Daniel F. Akerson	218,169,347	3,646,536	2,121,970	38,663,776
Nolan D. Archibald	211,344,621	10,603,205	1,990,107	38,663,776
David B. Burritt	217,777,479	4,119,953	2,040,501	38,663,776
Bruce A. Carlson	218,774,376	3,248,454	1,915,103	38,663,776
James O. Ellis, Jr.	215,497,705	6,402,737	2,037,491	38,663,776
Thomas J. Falk	216,409,661	5,483,384	2,044,888	38,663,776
Ilene S. Gordon	216,984,745	4,790,863	2,162,325	38,663,776
Marillyn A. Hewson	215,849,105	5,397,410	2,690,878	38,663,776
Jeh C. Johnson	217,627,503	4,185,959	2,123,307	38,663,776
Joseph W. Ralston	216,578,056	5,366,814	1,991,899	38,663,776
James D. Taiclet, Jr.	218,967,747	2,816,494	2,152,455	38,663,776
Proposal 2 - Ratification of Appointment of Independent Auditors
Ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditors for the year ending December 31, 2018.

Votes For	Votes Against	Votes Abstain
254,733,299	6,491,610	1,376,558
Proposal 3 - Approval of Lockheed Martin Corporation Amended and Restated Directors Equity Plan
Approved the Lockheed Martin Corporation Amended and Restated Directors Equity Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
209,678,045	10,926,656	3,333,230	38,663,776
The Lockheed Martin Corporation Amended and Restated Directors Equity Plan is filed as Exhibit 10.1 hereto.
Proposal 4 - Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
Approved, on an advisory basis (non-binding), the compensation of the Corporation’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2018 proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
206,404,295	14,283,092	3,250,546	38,663,776

Proposal 5 - Stockholder Proposal to Adopt Stockholder Action by Written Consent
Rejected a stockholder proposal requesting that the Board of Directors adopt stockholder action by written consent.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
89,913,570	129,860,888	4,163,399	38,663,776

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Lockheed Martin Corporation Amended and Restated Directors Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION
(Registrant)

Date: April 26, 2018	By:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel